                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 17, 1998


                               SOUTHDOWN, INC.
           (Exact name of registrant as specified in its charter)

         LOUISIANA                        1-6117                            72-0296500
(State or other jurisdiction      (Commission file number)       (IRS employer identification no.)
        of  incorporation)




   1200 SMITH STREET, SUITE 2400                           77002-4486
             HOUSTON, TEXAS
(Address of principal executive offices)                    (Zip code)


         Registrant's telephone number, including area code:   (713) 650-6200

         ITEM 5.  OTHER EVENTS.

         On March 18, 1998, Southdown, Inc. issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference. The definitive agreement referred to in such press release is filed as Exhibit 2.1 hereto.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits.   The following material is filed as an
exhibit to this Current Report on Form 8-K:


 Exhibit
 Number                            Description of Exhibit
--------                           ----------------------
   2.1                          Agreement and Plan of Merger
                                dated as of March 17, 1998 between
                                Medusa Corporation, Bedrock Merger
                                Corp., and Southdown, Inc.

  10.1 Letter Agreement dated April 1, 1998 between Southdown, Inc. and Medusa Corporation

  99.1*                         Press Release dated March 18, 1998

-------------------
* Previously filed.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHDOWN, INC.



                                       By:   /s/ Patrick S. Bullard
                                           ------------------------
                                             Patrick S. Bullard

                                       Title: Vice President -- General Counsel
                                              and Secretary





Dated: April 10, 1998

                                 EXHIBIT INDEX

 Exhibit
 Number                                   Description
 ------                                   -----------
    2.1 Agreement and Plan of Merger dated as of March 17, 1998 between Medusa Corporation, Bedrock Merger Corp. and Southdown, Inc.

   10.1 Letter Agreement dated April 1, 1998 between Southdown, Inc. and Medusa Corporation


   99.1*               Press Release dated March 18, 1998


-------------------
* Previously filed.